SCHEDULE 14A
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934 (Amendment No. ___)

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             PPI CAPITAL GROUP, INC.
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1) Amount Previously Paid:
                           N/A
                  --------------------------------------------------------------

                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------------

                  3)  Filing Party:
                           N/A
                  --------------------------------------------------------------

                  4)  Date Filed:
                           N/A
                  --------------------------------------------------------------

                             PPI CAPITAL GROUP, INC.
                           3655 Nobel Drive, Suite 540
                           San Diego, California 92122

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2001

                    ----------------------------------------

To the Stockholders of PPI Capital Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of the PPI Capital Group, Inc, will be held on November 21, 2001, at the Company's offices located at 3655 Nobel Drive, Suite 540, San Diego, California at 8:00 a.m., pacific standard time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

                  1. To elect five (5) directors to the Board of Directors of the Company for a one (1) year term;

                  2.       To approve the adoption of the Company's 2001 Stock
                  Plan;

                  3. To ratify the appointment of Nation Smith Hermes Diamond as independent public accountants for the Company for fiscal year 2001;

                  4. To change the Company's state of incorporation from the State of Utah to the State of Delaware; and

                  5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on October 25, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS



November 2, 2001                       /s/ BRIAN M. OVERSTREET
                                       -----------------------------------------
                                       Brian M. Overstreet
                                       President and Chief Executive Officer


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO SIGNATURE STOCK TRANSFER, INC., 14675 MIDWAY ROAD, SUITE 221, ADDISON, TEXAS 75001.

                             PPI CAPITAL GROUP, INC.
                           3655 Nobel Drive, Suite 540
                           San Diego, California 92122

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PPI Capital Group, Inc., a Utah corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Company's offices located at 3655 Nobel Drive, Suite 540, San Diego, California on November 21, 2001 at 8:00 a.m., pacific standard time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect five (5) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the adoption of the Company's 2001 Stock Plan, (iii) to ratify the selection of Nation Smith Hermes Diamond as independent public accountants for the Company for fiscal year ending December 31, 2001, (iv) to change the Company's state of incorporation from the State of Utah to the State of Delaware; and (v) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the person named in the proxy will vote on such other matters and/or for other nominees in accordance with his best judgment. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on October 25, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 3655 Nobel Drive, Suite 540, San Diego, California 92122 and its telephone number is
(858) 623-1600. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is November 2, 2001. The Company's Current Report on Form 8K/A filed with the Securities and Exchange Commission on September 17, 2001, is being sent to stockholders together with this Proxy Statement and is incorporated herein by reference.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 11,839,990 shares of Common Stock held by approximately 168 holders of record and 215 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum

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


should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting with respect to such proposal. The approval of the adoption of the Company's 2001 Stock Plan described in Proposal 2 and the ratification of the selection of Nation Smith Hermes Diamond as independent public accountants of the Company for fiscal year 2001 described in Proposal 3 must be approved by the affirmative vote of the holders of a majority of the total votes cast on such proposals in person or by proxy. The reincorporation of the Company from the State of the Utah to the State of Delaware as described in Proposal 4 must be approved by the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote. Abstentions and broker non-votes will have no effect with respect to any of the Proposals. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         Proposals 1, 2 and 3 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares. For a discussion of dissenter's rights relating to Proposal 4, see "Proposal Four-Dissenters' Rights as a Result of The Reincorporation Merger."

                                  PROPOSAL ONE

TO ELECT 5 DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is authorized to be comprised of up to nine (9) directors, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of four (4) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated five (5) candidates to serve as directors. The names and biographical summaries of the five (5) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the five
(5) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

         Brian M. Overstreet has been the President, Chief Executive Officer and a Director of the Company since June 11, 2001. In May 1999, Mr. Overstreet co-founded DPI. Previously, Mr. Overstreet was the Managing Director and founder of Midori Corporation and co-founder and Vice President of its subsidiary Midori Capital Corporation. Mr. Overstreet founded Midori Corporation in 1995 as a service provider to investors and public companies engaging in PIPE transactions. In 1997, Mr. Overstreet co-founded Midori Capital Corporation, a NASD broker/dealer specializing in the structuring and placement of private placement transactions and founded Midori Corporation's European sister-company, Midori (Suisse) Sarl in Geneva, Switzerland to market the PIPE transactions being generated by the U.S. based Midori companies.

         Robert F. Kyle has been Vice President, Secretary, General Counsel and a Director since June 11, 2001. In May 1999, Mr. Kyle co-founded DPI. Prior to that, Mr. Kyle was the General Counsel for Midori Corporation and co-founder and President of its subsidiary Midori Capital Corporation, a NASD broker/dealer specializing in the structuring and placement of PIPE transactions. Mr. Kyle is responsible for the day-to-day compliance and regulatory management of DP Securities, Inc., as well as managing and servicing PIPE transactions initiated to the DirectPlacement.com site.

         William John Jackson, age 62, has been the sole Director of 576967 Ontario, Ltd., a family property holding company, since 1983.

         Paul Kupferstein, age 51, is a practicing attorney and has been a member of the Law Society of Upper Canada for over 20 years. He has a general corporate and commercial law practice in Markham, a suburb of Toronto, Canada. Currently, he acts as counsel for a number of companies involved in manufacturing, technology development and transfer, education and financing. Mr. Kupferstein is also a part-time deputy judge of the Ontario Superior Court (Small Claims Division) and a part-time lecturer at Humber College in Toronto.

         John Ramsey, age 48, has served as co-chairman of the Board of Directors of Ramsey Electronics, Inc., a manufacturer of communications test equipment, since 1999. From 1976 to 1999, Mr. Ramsey was the President of Ramsey Electronics, Inc.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR the election of Messers. Overstreet, Kyle, Jackson, Kupferstein and Ramsey. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Director Compensation

         Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its Committees. Each non-employee director will receive $500 per month and an annual grant of options to purchase 50,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. The options In addition, non-employee directors are reimbursed by the Company for all expenses related to attending meetings of the Board of Directors and the committees thereof.

Meetings and Committees of the Board of Directors

         The Board of Directors met (or executed written consents in lieu of meeting) four (4) times during the eight months ended August 31, 2001. Following the Annual Meeting, it is anticipated that the Board of Directors will establish an Audit Committee and Compensation Committee.

         The Audit Committee of the Board of Directors will consist of three
(3) directors, none of whom will have been an employee of the Company. The
Audit Committee will be primarily responsible for reviewing the services performed by the Company's independent public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee will be focused on three areas:

         - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

         - the independence and performance of the Company's independent public accountants.

         -    the Company's compliance with legal and regulatory requirements.

         The Audit Committee will meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee will discuss these matters with the Company's independent public accountants and with appropriate Company financial personnel. Meetings will be held with the independent public accountants who will have unrestricted access to the Audit Committee. The Audit Committee will also recommend to the Board the appointment of the independent public accountants and will review periodically their performance and independence from management. In addition, the Audit Committee will review the Company's financing plans and will report recommendations to the full Board of Directors for approval and to authorize action. The Directors who will serve on the Audit Committee will all be "Independent" for purposes of stock exchange listing standards. That is, the Board of Directors will determine that no member of the Audit Committee will have had a relationship to the Company that may interfere with its independence from the Company and its management. The Board has adopted a written charter setting out the audit related functions the Audit Committee is to perform. A copy of that charter is attached to this Proxy Statement as Annex B.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         It is anticipated that the Compensation Committee of the Board of Directors will consist of three (3) directors. The Compensation Committee will be primarily responsible for approving salaries, bonuses and other compensation for the Company's Chief Executive Officer and named executive officers, reviewing management recommendations relating to new incentive compensation plans and changes to existing incentive compensation plans, and administering the Company's stock plans, including granting options and setting the terms thereof pursuant to such plans (all subject to approval by the Board of Directors).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended October 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Directors and Executive Officers

         Certain information concerning the directors and executive officers of the Company is set forth below:

Name                         Age          Position(s) with the Company
----                         ---          ----------------------------

Brian M. Overstreet          29           Chief Executive Officer, President and Director

Robert F. Kyle               28           Vice President, Secretary, and General Counsel

Matthew Kliber               29           Director, Mergers & Acquisitions Group

David Knudson                41           Director

Dan O. Price                 47           Director

---------------------------

         See Biographical Summaries of Nominees for the Board of Directors for biographical summaries of Brian M. Overstreet, Robert F. Kyle, William John Jackson, Paul Kupferstein, and John Ramsey.

         Matthew Kliber has been a Director of DPI's Merger and Acquisitions Group since April 2001. From April 2000 to March 2001, Mr. Kliber was VP of Business Development at Sportsitio.com, Inc, a network of online sports properties targeting the Latin American sports market. Previously, Mr. Kliber was the VP of Business Development at Virtgame.com, an application service provider offering enterprise solutions to the gaming and lottery industries, from August 1999 to April 2000. From December 1995 to August 1999, Mr. Kliber was a Portfolio Manager and Investment Advisor in the Private Client Groups of Salomon Smith Barney and PaineWebber, Inc.

         David Knudson has been a Director of the Company since May 1998. From May 1998 to June 2001, Mr. Knudson served as Vice President of the Company. From September 1994 to June 1996, Mr. Knudson was an adjunct professor of Computer Information Systems at Weber State University, Ogden, Utah. Since 1985, Mr. Knudson has been the principal of Twelve O Eight, a business and computer consulting company, located in Layton, Utah.

         Dan O. Price has been a Director of the Company since May 1998. From May 1998 to June 2001, Mr. Price served as Secretary/Treasurer of the Company. Since February 1993, Mr. Price has served as vice president for corporate development of Troika Capital, Inc., Ogden, Utah, a financial consulting company. Since October 1998, Mr. Price has also been working as an evaluator at Learning Technics of Kirkland, Washington.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         For the fiscal year ended December 2000, Brian Overstreet received from DirectPlacement, Inc. ("DPI") an annual base salary of $101,033 and a bonus equal to $5,400. No other officer or director of DPI or PPI received compensation in excess of $100,000 during any fiscal year through October 31, 2000.

2001 Stock Plan

         As of May 15, 2001, the Board of Directors of the Company adopted the 2001 Stock Plan (the "2001 Plan"), subject to the approval of the stockholders of the Company. As of the Record Date, options to purchase 1,170,250 shares of Common Stock have been granted pursuant to the 2001 Plan. The purpose of the 2001 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. See Proposal Number 2 - Approval of the 2001 Stock Plan.

Other Options

         Brian Overstreet, the President, Chief Executive Officer and Director of PPI and co-founder of DPI, is the Managing Director and sole signatory of Midori USA Corporation ("Midori"). In connection with the private placements by DPI of its securities in March 2000 and June 2001, Midori agreed to pay certain finders commissions for introducing DPI to certain investors. The commissions were paid through the issuance by Midori of options to purchase DPI shares of common stock owned by Midori. As a result of the Merger and Share Exchange, such options were converted into the right to purchase shares of PPI common stock and certain common stock purchase warrants ("Performance Warrants") owned by Midori. Midori issued options to purchase an aggregate of (i) 419,783 shares of PPI common stock and (ii) 1,259,350 Performance Warrants (See "Description of Registrant's Securities") owned by it to the following individuals and/or entities in the denominations set forth opposite such individuals and/or entity's name:

Name                                PPI Shares     Performance Warrants
----                                ----------     --------------------
Robert F. Kyle                      384,375        1,153,125
Saphire Pure, Inc                   26,164         78,494
Melimar, Inc.                       5,007          15,021
David J. Harris Investment Trust    4,237          12,710

         Each of the options to purchase shares of PPI common stock and Performance Warrants are exercisable for a period of five years at an exercise price of $1.00 per share or per Performance Warrant, as the case may be.

         The Performance Warrants are exercisable until May 31, 2011 at an exercise price of $.001 per share and vest based upon the satisfaction by the Company of certain performance targets. The first fifty percent (50%) of the

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


shares issuable upon the exercise of the Performance Warrants (the "Warrant Shares") shall vest upon (i) the Company (or any subsidiary thereof) reporting cumulative total revenues commencing with the quarter ending June 30, 2001 (the "Initial Quarter") and thereafter during the Exercise Period ("Cumulative Total Revenues") of not less than $10 million, or (ii) the Company (or any subsidiary thereof) reporting cumulative EBITDA (earnings before the payment of interest and taxes and before any deduction for depreciation and amortization) commencing with the Initial Quarter and thereafter during the Exercise Period ("Cumulative EBITDA") of not less than $1 million; or (iii) the Company (or any subsidiary thereof) reporting cumulative Gross Placements (as hereinafter defined) commencing with the Initial Quarter and thereafter during the Exercise Period ("Gross Placements") of not less than $50 million. The remaining Warrant Shares shall vest upon (i) the Company (or any subsidiary thereof) reporting Cumulative Total Revenues commencing with the Initial Quarter and thereafter during the Exercise Period of not less than $20 million, or (ii) the Company (or any subsidiary thereof) reporting Cumulative EBITDA commencing with the Initial Quarter and thereafter during the Exercise Period of not less than $2 million; or (iii) the Company (or any subsidiary thereof) reporting Cumulative Gross Placements commencing with the Initial Quarter and thereafter during the Exercise Period of not less than $100 million (collectively, the "Remaining Warrant Share Targets"). Satisfaction of 25% of either of the Remaining Warrant Share Targets accelerates the vesting with respect to 25% of the remaining Warrant Shares. "Gross Placements" means the gross proceeds received by third party issuers resulting from the sale or placement of its securities by the Company and/or its subsidiaries to investors without reduction, offset, or decrease for any costs or expenses incurred by such issuer and its subsidiaries in connection therewith.


Employment Agreements

         In May 1999, DPI entered into an at-will employment agreement with Brian Overstreet pursuant to which Mr. Overstreet agreed to serve as DPI's President and Chief Executive Officer. DPI agreed to pay Mr. Overstreet an annual base salary of $85,000. In addition to the base salary, Mr. Overstreet is eligible to receive an annual discretionary bonus which if paid, shall be determined in the sole discretion of the board of directors of DPI. Either DPI or Mr. Overstreet can terminate the employment agreement at-will at anytime with or without cause, reason or advance notice. The agreement provides that in the event of Mr. Overstreet's disability of 6 months or more, Mr. Overstreet's employment shall terminate. If Mr. Overstreet's employment is terminated due to disability or without cause, as defined in the employment agreement, DPI shall pay Mr. Overstreet his base salary through the date that he is terminated.

         As of July 2000, DPI and Mr. Overstreet amended his employment agreement to increase his annual base salary to $100,000. The amendment also provides that Mr. Overstreet is entitled to receive (i) a percentage of the aggregate cash fees paid to DPI for transactions in which Mr. Overstreet acts as lead investment banker (the "Overstreet Performance Cash Bonus") and (ii) a percentage of the aggregate warrant fees paid to DPI for transactions in which Mr. Overstreet acts as lead investment banker (the "Overstreet Performance

Warrant Bonus"). The percentage of the aggregate cash fees and aggregate warrant fees paid for the Overstreet Performance Cash Bonus and Overstreet Performance Warrant Bonus will equal (i) 8% for the first $25,000,000 of gross proceeds raised in the a calendar year where Mr. Overstreet acts as lead investment banker, (ii) 10% for the next $25,000,000 of gross proceeds raised in a calendar year where Mr. Overstreet acts as lead investment banker and (iii) 12% for any transaction gross proceeds over $50,0000,000 in a calendar year.

         In March 2001, DPI and Mr. Overstreet amended his employment agreement to increase his annual base salary to $180,000 beginning May 1, 2001. In addition, the most recent amendment provides that Mr. Overstreet is entitled to a year-end bonus equal to the greater of (i) 2.5% of the total aggregate revenue generated by DPI and its subsidiaries during that calendar year or (ii) 5% of DPI's net income (before taxes) for that calendar year. DPI also agreed to pay Mr. Overstreet a bonus equal to 5% of the aggregate cash fees paid to DPI for transactions in which Mr. Overstreet does not act as lead investment, but acts as assistant to or advisor to the lead investment banker. Mr. Overstreet, however, will not receive any percentage of the aggregate warrant fees paid to DPI for transactions in which Mr. Overstreet acts as an assistant to or advisor to the lead investment banker. The most recent amendment also provides that at any time DPI completes a placement or sale of its common stock or securities convertible or exchangeable into its common stock, where the gross proceeds received by DPI exceeds $500,000, Mr. Overstreet will receive a bonus equal to 3% of the gross proceeds. Mr. Overstreet's employment agreement contains other customary provisions.

         In May 1999, DPI entered into an at-will employment agreement with Robert Kyle pursuant to which Mr. Kyle agreed to serve as DPI's Vice President and Chief Financial Officer. DPI agreed to pay Mr. Kyle an annual base salary of $85,000. In addition to the base salary, Mr. Kyle is eligible to receive an annual discretionary bonus which if paid, shall be determined in the sole discretion of the board of directors of DPI. Either DPI or Mr. Kyle can terminate the employment agreement at-will at anytime with or without cause, reason or advance notice. The agreement provides that in the event of Mr. Kyle's disability of 6 months or more, Mr. Kyle's employment shall terminate. If Mr. Kyle's employment is terminated due to disability or without cause, as defined in the employment agreement, DPI shall pay Mr. Kyle his base salary through the date that he is terminated. Mr. Kyle's employment agreement contains other customary provisions.

         As of July 2000, DPI and Mr. Kyle amended his employment agreement to increase his annual base salary to $100,000. The amendment also provides that Mr. Kyle is entitled to receive (i) a percentage of the aggregate cash fees paid to DPI for transactions in which Mr. Kyle acts as lead investment banker (the "Kyle Performance Cash Bonus") and (ii) a percentage of the aggregate warrant fees paid to DPI for transactions in which Mr. Kyle acts as lead investment banker (the "Kyle Performance Warrant Bonus"). The percentage of the aggregate cash fees and aggregate warrant fees paid for the Kyle Performance Cash Bonus and Kyle Performance Warrant Bonus will equal (i) 8% for the first $25,000,000 of gross proceeds raised in the a calendar year where Mr. Kyle acts as lead investment banker, (ii) 10% for the next $25,000,000 of gross proceeds raised in a calendar year where Mr. Kyle acts as lead investment banker and (iii) 12% for any transaction gross proceeds over $50,0000,000 in a calendar year. In March 2001, DPI and Mr. Kyle amended his employment agreement so that Mr. Kyle is entitled to a year-end bonus based on revenue generated by DPI's PlacementTracker.com data service. Mr. Kyle's employment agreement contains other customary provisions.

         In April 2001, DPI entered into an at-will employment agreement with Matthew Kliber pursuant to which Mr. Kliber agreed to serve as DPI's Director, Mergers and Acquisitions Group. DPI agreed to pay Mr. Kliber a monthly cash draw against future commissions, as defined in the employment agreement of $10,000.00 (the "Cash Draw"). Upon Mr. Kliber earning a commission payment, DPI will be reimbursed for any amounts paid to Mr. Kliber under the Cash Draw since the prior commission payment date or, in the case of the initial commission, any amount paid to Mr. Kliber from the Cash Draw since April 2, 2001 (the "Draw Reimbursement"). The amount of the commission payable to Mr. Kliber will be the result of the greater of two compensation models based upon revenues or the amount or any purchase price paid by DPI in connection with certain transactions. Upon determining the appropriate commission amount payable to Mr. Kliber, any amount payable to DPI pursuant to the Draw Reimbursement will be automatically deducted and Mr. Kliber will be paid the remaining amount (the "Net Commission"). At the sole option of Mr. Kliber, the Net Commission, or any part thereof, may be paid in shares of DPI's common stock. In the event that the Net Commission amount payable to Mr. Kliber exceeds $200,000 for any single transaction, DPI will retain the right to require Mr. Kliber to receive up to fifty percent (50%) of the Net Commission amount payable that is in excess of $200,000 in shares of DPI's common stock. Should Mr. Kliber elect to receive (or be required to receive) any part of the Net Commission in shares of DPI's common stock, the number of shares issuable to Mr. Kliber will be determined by multiplying the net commission payable in stock by 125% and dividing that by the average closing price for DPI's common stock during the thirty (30) consecutive trading days immediately preceding the issue date of the shares. Either DPI or Mr. Kliber can terminate the employment agreement at-will at anytime with or without cause, reason or advance notice. The agreement provides that in the event of Mr. Kliber's disability of 3 months or more, Mr. Kliber's employment shall terminate. If Mr. Kliber's employment is terminated due to disability, written resignation or without cause, as defined in the employment agreement, DPI shall pay Mr. Kliber his base salary through the date that employment is terminated plus any bonus compensation then earned and owing by DPI. Mr. Kliber's employment agreement contains other customary provisions.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
               ---------------------------------------------------
                                   MANAGEMENT
                                   ----------

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Directors and Executive Officers."


                                              Amount and
                                              Nature of             Percentage
         Name and Address                     Beneficial            (%) of
         of Beneficial Owner(1)               Ownership(2)          Class(2)
         ----------------------               -------------         ------------

         Brian M. Overstreet(3)                3,459,375(4)            29.2%

         Robert F. Kyle(5)                       768,750(6)             6.3%

         Matt Kliber(7)                           62,500(8)              *

         David Knudson(9)                          5,174(10)             *

         Dan O. Price(11)                              0                 *

         Midori USA Corporation(12)              768,750(13)            6.5%

         First Atlantis Trading Corp.          1,128,375(14)            9.5%

         Steven Rosenfeld                        869,757(15)            7.3%

         Mark A. Scharmann(16)                 1,367,200               11.5%

         Directors and Officers
           as a Group (5 persons)              4,295,799                 35%


*        indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o PPI Capital Group, Inc., 3655 Nobel Drive, Suite 540, San Diego, California 92112.
(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K of the Securities Act of 1933 and Rule 13(d)-3 of the Securities Exchange Act, and based upon 11,839,990 shares of Common Stock outstanding.
(3) Mr. Overstreet is the President, Chief Executive Office and a director of the Company.
(4) Includes 768,750 shares of Common Stock held by Midori USA Corporation. Mr. Overstreet is the Managing Director and sole signatory of Midori USA Corporation.
(5) Mr. Kyle is the Vice President, Secretary, General Counsel and a director of the Company.
(6) Includes 384,375 shares of Common Stock issuable upon the exercise of options held by Mr. Kyle.
(7)  Mr. Kliber is the director of DPI's Mergers and Acquisitions Group.

(8) Includes 62,500 shares of Common Stock issuable upon the exercise of options held by Mr. Kliber.
(9)  Mr. Knudson is a director of the Company.
(10) Includes 160 shares of Common Stock held by Neutron Capital Investment, an account held by Mr. Knudson.
(11) Mr. Price is a director of the Company.
(12) Mr. Overstreet is the Managing Director and sole signatory of Midori USA Corporation.
(13) As of August 20, 2001, Midori USA Corporation issued options to purchase an aggregate of 419,783 shares of PPI common stock. See "Other Options."
(14) First Atlantis Trading Corp. is owned by Lynn Tanner, the wife of Barry Witz, a consultant for the Company.
(15) Includes (i) 625,000 shares of Common Stock held by SAR Direct, a company owned and controlled by Mr. Rosenfeld, (ii) 187,344 shares of Common Stock held by Saphire Pure, Inc., a company owned and controlled by Mr. Rosenfeld, (iii) 26,164 shares of Common Stock issuable upon the exercise of options held by Saphire Pure, Inc., and (iv) 31,250 shares of Common Stock issuable upon the exercise of options held by Alexandra Koeppel, the wife of Mr. Rosenfeld.
(16) Mr. Scharmann resigned as a director of the Company as of June 11, 2001.


                                  PROPOSAL TWO

                         APPROVAL OF THE 2001 STOCK PLAN

         As of May 15, 2001, the Board of Directors of the Company, subject to stockholder approval, adopted the 2001 Stock Plan (the "2001 Plan"). The purpose of the 2001 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2001 Plan is attached as Annex A to this Proxy Statement and the description of the 2001 Plan set forth below is qualified in its entirety by reference to the full text of the 2001 Plan.

Description of the 2001 Plan

         The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2001 Plan is 2,000,000 shares. Shares issuable under the 2001 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2001 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2001 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2001 Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the 2001 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

         The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

         The Plan Administrator may also permit any participant to pay the option exercise price upon exercise of an Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any federal, state and local income and employment tax liability incurred by the participant in connection with the option exercise.

         Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company ("Corporate Transaction"), any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Options granted under the 2001 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The Board may amend, alter, suspend, discontinue or terminate the 2001 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2001 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. The 2001 Plan shall terminate upon the earliest of (i) May 31, 2011, (ii) the date on which all shares of Common Stock available for issuance under the 2001 Plan shall have been issued as vested shares or (iii) the termination of all outstanding Options in connection with a Corporate Transaction. Upon such 2001 Plan termination, all Options and unvested stock issuances outstanding under the 2001 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR approval of the adoption of the 2001 Plan. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the 2001 Plan.


                                 PROPOSAL THREE

        RATIFICATION OF THE SELECTION OF THE FIRM OF NATION SMITH HERMES
            DIAMOND AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors concluded that the continued engagement of Nation Smith Hermes Diamond as the Company's independent public accountants for the 2001 fiscal year was in the best interests of the Company. The affirmative vote of the holders of a majority of the total votes cast on this proposal is needed to ratify the selection of the firm of Nation Smith Hermes Diamond as independent public accountants for the Company. The Company has been advised that a representative of Nation Smith Hermes Diamond will be present at the meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Nation Smith Hermes Diamond as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Nation Smith Hermes Diamond as independent public accountants for the Company for fiscal year 2001.

                                  PROPOSAL FOUR

REINCORPORATION OF THE COMPANY FROM THE STATE OF UTAH TO THE STATE OF DELAWARE

Introduction
------------

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Delaware (the "Reincorporation"). In order to accomplish the Reincorporation, the Company proposes to merge with and into its wholly-owned subsidiary, DirectPlacement, Inc., a Delaware corporation ("DirectPlacement Delaware"). Under the terms of the merger, DirectPlacement Delaware will be the surviving corporation, and all shareholders of the Company will automatically become stockholders of DirectPlacement Delaware. The certificate of incorporation and by-laws of DirectPlacement Delaware will become the governing instruments of the surviving corporation. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders because it will allow the Company to benefit from the greater measure of flexibility and predictability in corporate governance afforded by Delaware law.

         In the judgement of the Board of Directors, the change of Company's corporate name is desirable in view of the proposed reincorporation of the Company in Delaware.

Effective Date Of Reincorporation
---------------------------------

         The Reincorporation will become effective upon the filing with and acceptance by the Delaware Secretary of State of the Certificate of Merger, which is expected to be in December 2001, unless the Reincorporation is extended or abandoned by the Company.

The Merger
----------

         DirectPlacement Delaware will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Proxy Statement as Annex C, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, DirectPlacement Delaware will continue to exist in its present form under the name "DirectPlacement, Inc." and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, DirectPlacement Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of DirectPlacement Delaware will be comprised of the same individuals who are members of the Board of Directors of the Company and the officers of DirectPlacement Delaware will be the same individuals who presently serve as officers of the Company. The rights of stockholders and the corporate affairs of DirectPlacement Delaware will be governed by the Delaware General Corporation Law ("DGCL") and by the certificate of incorporation and bylaws of DirectPlacement Delaware, instead of the Utah Revised Business Corporation Act and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents". The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of DirectPlacement Delaware are attached hereto as Annex D and Annex E, respectively.

         The Company's current Articles of Incorporation authorize the issuance of up to 200,000,000 shares of common stock, par value $.001 per share and no shares of preferred stock. The Certificate of Incorporation of DirectPlacement Delaware decreases the authorized number of shares of capital stock to 40,000,000 shares, of which 30,000,000 shall be designated common stock par value $.0001 per share and 10,000,000 shall be designated as preferred stock $
 .0001 par value per share. Under Delaware law and the Certificate of Incorporation of DirectPlacement Delaware, the Board of Directors may designate certain rights, preferences and limitations to one or more series of preferred stock without the approval of the stockholders of the Company.

         Upon the effectiveness of the Reincorporation, each outstanding share of the Company's Common Stock will be automatically converted into one fully paid and nonassessable share of the Common Stock of DirectPlacement Delaware. Each outstanding security exercisable or exchangeable for, or convertible into, shares of the Company's Common Stock (collectively, "Derivative Securities") will become Derivative Securities exercisable or exchangeable for, or convertible into, shares of DirectPlacement Delaware's Common Stock. Also, each share of DirectPlacement Delaware Common Stock issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's Common Stock will represent the same number of shares of DirectPlacement Delaware Common Stock. Certificates evidencing shares of the Company's Common Stock may be exchanged for certificates evidencing DirectPlacement Delaware's Common Stock at any time after the Reincorporation is completed.

Federal Income Tax Consequences Of The Reincorporation
------------------------------------------------------

         The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of DirectPlacement Delaware will be the same as the holder's basis in the corresponding share of common stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of DirectPlacement Delaware will include the period during which the holder held the corresponding share of common stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor DirectPlacement Delaware will recognize gain or loss as a result of the Reincorporation, and DirectPlacement Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, DirectPlacement Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

Securities Act Consequences
---------------------------

         Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of DirectPlacement Delaware will not be required.

Description Of Capital Stock And Voting Rights
----------------------------------------------

         The authorized capital stock of DirectPlacement Delaware at the time the Reincorporation becomes effective will consist of 30,000,000 shares of common stock, par value $.0001 per share and 10,000,000 shares of preferred stock, par value $.0001 per share. As of the Record Date, 11,839,990 shares of the Company's common stock were issued and outstanding; options to purchase an aggregate of approximately 1,684,159 shares of common stock were issued and outstanding; and warrants exercisable for an aggregate of 346,406 shares of common stock were issued and outstanding. Each share of common stock has, for all purposes, one vote per share. In addition, the Company has issued 18,281,251 Performance Warrants.

Comparison Of Shareholder Rights Of Holders Of Stock Under Delaware And Utah
----------------------------------------------------------------------------
Corporate Law And Charter Documents
-----------------------------------

General
-------

         Upon Reincorporation, the Company will change its domicile to Delaware and shall thereafter be governed by Delaware law and by the Delaware Certificate of Incorporation and the Delaware Bylaws (the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware and upon the effective date of the Articles of merger, but not prior to the filing date with the Secretary of State of Utah, the Company will cease to exist in the State of Utah and will become DirectPlacement Delaware and the outstanding shares of the common stock of the Company will be deemed for all purposes to evidence ownership of, and to represent, shares of the common stock of DirectPlacement Delaware. The Delaware Charter Documents will replace the Articles of Incorporation and Bylaws of the Company. If the Reincorporation is consummated, holders of the common stock of the Company and the holders of Derivative Securities will become holders of the common stock and Derivative Securities of DirectPlacement Delaware, as the case may be, which will result in their rights as securityholders being governed by the laws of the State of Delaware and the Delaware Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Delaware or the Utah and Delaware Charter Documents. The following is a summary of some of the significant rights of the holders of stock under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Authorized Capital Stock
------------------------

         The authorized capital stock of DirectPlacement Delaware, upon closing of the merger with the Company, will consist of 30,000,000 shares of common stock, $.0001 par value per share and 10,000,000 shares of preferred stock, $.0001 par value per share. Each share of the common stock of DirectPlacement Delaware will have one vote per share, and the right to notice of stockholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common stockholders is required or requested. Stockholders will not have a right to cumulate their votes for the election of directors.

Voting Rights With Respect To Extraordinary Corporate Transactions
------------------------------------------------------------------

         Delaware. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         Utah. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights. immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

         Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

Shareholders' Consent Without A Meeting
---------------------------------------

         Delaware. Unless otherwise provided in the certificate of incorporation, action requiring the vote of stockholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

         Utah. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

Shareholder Voting Requirements
-------------------------------

         Delaware. The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one third of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

         Utah. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

Dissenters' Rights
------------------

         Delaware. Stockholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are stockholders of the surviving corporation and the merger did not require their approval under Delaware law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 stockholders. Appraisal rights are available in either (i),
(ii) or (iii) above. However, if the stockholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

         Utah. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of an amount equal to the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters rights when the shares are listed on a national securities exchange or the National Market System of The Nasdaq Stock Market, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive nothing except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of The Nasdaq Stock Market, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing. A copy of the relevant portions of Utah's Revised Business Corporation Act is attached hereto as Annex F.

Dividends
---------

         Delaware. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Utah. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes
----------------------

         Delaware. Except under certain circumstances, Delaware law prohibits a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." Generally, an "interested stockholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the Board of Directors prior to the date the interested stockholder became an interested stockholder under Delaware law. Such business combinations between a corporation and an interested stockholder are prohibited unless (a) prior to the date the person became an interested director the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the stockholder became an interested stockholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially where shares held subject to the plan will be tendered;
(c) the business combination is approved by a majority of the Board of Directors and by the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or (e) the corporation has opted out of this provision.

         Utah. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled-to dissenters, rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

Quorum Of Directors
-------------------

         Delaware. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

         Utah. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

Derivative Suits
----------------

         Delaware. The plaintiff must have been a stockholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

         Utah. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made on the Board of Directors to obtain action. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

Special Meeting Of Shareholders
-------------------------------

         Delaware. Stockholders generally do not have the right to call meetings of stockholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation falls to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder. The Delaware Bylaws permit a special meeting to be called at any time by the Chairman of the Board, President or Secretary at the request in writing of stockholders owning a majority in the amount of the entire capital stock of DirectPlacement Delaware issued and outstanding and entitled to vote.

         Utah. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

Amendments To Charter
---------------------

         Delaware. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by DirectPlacement Delaware except by such greater vote.

         Utah. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

Notice, Adjournment And Place Of Shareholders' Meetings
-------------------------------------------------------

         Delaware. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that stockholder proposals that the proponent wishes to include in DirectPlacement Delaware's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

         Utah. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Utah and Delaware law provide for adjournments of shareholders, meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both Delaware and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

Directors
---------

         Delaware. The Delaware Bylaws provide that the number of members of the Delaware Board shall be not less than three. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present-may adjourn any meeting from time to time until a quorum is present. The initial directors shall serve until annual meeting of stockholders in 2002 or until their successors and assigns have been duly elected and taken office. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         Utah. The Utah Bylaws provide that the Board be comprised of up to nine directors. Currently, the Company has four directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the shareholders or a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

Election And Removal Of Directors
---------------------------------

         Delaware. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of stockholders following their election. Any director, or the entire Board, may be removed with or without cause, but only by the vote of a majority of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         Utah. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

Inspection Of Books And Records
-------------------------------

         Delaware. Under Delaware law, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

         Utah. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

Transactions With Officers And Directors
----------------------------------------

         Delaware. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

         Utah. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of stockholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

Limitation On Liability Of Directors; Indemnification Of Officers And Directors
-------------------------------------------------------------------------------

         Delaware. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate of Incorporation eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law. Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware Bylaws require DirectPlacement Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law.

         Utah. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides: (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded.

Dissenters' Rights as a Result of The Reincorporation Merger
------------------------------------------------------------

         Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the Utah Revised Business Corporation Act. A copy of these sections is attached hereto as Annex F. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

         Under the Utah Revised Business Corporation Act, such dissenters' rights will be available only to those common shareholders of the Company who
(i) object to the proposed Reincorporation in writing prior to or at the meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the meeting.

         Within ten days after the effective date of the Reincorporation, DirectPlacement Delaware will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which DirectPlacement Delaware will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by DirectPlacement Delaware, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

         Upon receipt of each demand for payment, DirectPlacement Delaware will pay each dissenting shareholder the amount that DirectPlacement Delaware estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, DirectPlacement Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.

         Any dissenter who does not wish to accept the payment or offer made by DirectPlacement Delaware must notify DirectPlacement Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date DirectPlacement Delaware makes or offers payment. If the dissenting shareholder and DirectPlacement Delaware are unable to agree on the fair value of the shares, then DirectPlacement Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If DirectPlacement Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

         All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against DirectPlacement Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against DirectPlacement Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by DirectPlacement Delaware. Both DirectPlacement Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

         The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from DirectPlacement Delaware in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of DirectPlacement Delaware.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the change of the Company's state of incorporation from the State of Utah to the State of Delaware. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the approval of the change of the Company's state of incorporation from the State of Utah to the State of Delaware.


STOCKHOLDER PROPOSALS AND SUBMISSIONS
FOR THE COMPANY'S 2002 ANNUAL MEETING

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2002 Annual Meeting of stockholders, that proposal must be presented to the Company's secretary prior to December 31, 2001.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                       PPI CAPITAL GROUP, INC.



November 2, 2001                       By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                           Brian M. Overstreet
                                           President and Chief Executive Officer

                                                                         ANNEX A



                             PPI CAPITAL GROUP, INC.


                             2001 STOCK OPTION PLAN
                             ----------------------


                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------


      I.          Purpose of the Plan

                  The PPI Capital Group, Inc. 2001 Stock Option Plan (the "Plan") is intended to assist PPI Capital Group, Inc., a Utah corporation (the "Company"), and any entity which controls, is controlled by, or is under common control with the Company ("Related Entities") in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, "Participants"), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its stockholders.

                  Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

      II.         Structure of the Plan

                  Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options ("Stock Options") to purchase shares of the Company's Common Stock, $.001 par value (the "Common Stock"). The Stock Options granted under the Plan are intended to be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not meet the requirements of Incentive Stock Options ("Non-Statutory Stock Options").

      III.        Administration of the Plan

                  A. The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to determine Fair Market Value, to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan ("Agreements"), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

                  B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

      IV.         Eligibility

                  A. The persons eligible to participate in the Plan are as follows:

                      (i) Employees, directors and officers of the Company or any Related Entity;

                      (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

                      (iii) consultants agents and other independent advisors who provide services to the Company or to any Related Entity.

      V.          Stock Subject to the Plan

                  A. Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

                  B. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares.

                  C. Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

                  D. Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock into shares of Common Stock.


                                   ARTICLE TWO

                               STOCK OPTION GRANTS
                               -------------------

      I.          Stock Option Terms

                  Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

                  A.  Exercise Price.

                  1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

                  2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not be less than the Fair Market Value on the date the Incentive Stock Option is granted, provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted owns stock of the Company or a Related Entity possessing more than ten percent (10%) of the aggregate voting power of all classes of stock of the Company or such Related Entity ("10% Stockholder"), the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

                  3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

                  4. Cashless Exercise. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

                      (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

                      (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B.  Effect of Termination of Service.

                  1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

                      (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                      (ii) Should Participant's Service terminate by reason of Disability, then the Participant shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                      (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant's will or the laws of descent and distribution shall have a period of six (6) month following the date of the Participant's death during which to exercise each outstanding Stock Option previously held by such Participant.

                      (iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

                      (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

                      (vi) Should Participant's Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

                  2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

                      (i) extend the period of time for which the Stock Option is to remain exercisable, following Participant's cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                      (ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

                  C. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the record holder of the purchased shares.

                  D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

                  E. Limited Transferability of Stock Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant's death.

      II.         Incentive Stock Options

                  The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Stock Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

                  D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

      III.        Corporate Transaction

                  A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding Stock Option shall not vest on such an accelerated basis if and to the extent:

                      (i) such Stock Option is assumed by the successor Company (or parent thereof) in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently to be assigned to such successor Company (or parent thereof) or (ii) such Stock Option is to be replaced with a cash incentive program of the successor Company (or parent thereof) which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such Stock Option is subject to other limitations imposed by the Administrator at the time of the option grant.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor Company (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding Stock Options shall terminate and cease to be outstanding, except to the extent assumed by the successor Company (or parent thereof).

                  D. Each Stock Option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the Stock Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Stock Option, provided, however, that the aggregate exercise price payable for such securities shall remain the same.

                  E. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while a Stock Option remains outstanding, to structure one or more Stock Options so that those Stock Options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those Stock Options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those Stock Options are to be assumed in the Corporate Transaction.

                  F. The Administrator shall also have full power and authority, exercisable either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding, to structure such Stock Option so that the shares subject to that Stock Option will automatically vest on an accelerated basis should the Participant's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the Stock Option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any Stock Option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

                  G. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

                  H. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         Cancellation and Regrant of Stock Options

                  The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.


                                  ARTICLE THREE

                                  MISCELLANEOUS
                                  -------------

      I.          Financing

                  The Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

      II.         Effective Date and Term of Plan

                  A. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), provided, however, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any Benefits granted under the Plan shall terminate.

                  B. The Plan shall terminate upon the earliest of (i) May 31, 2011, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding Stock Options in connection with a Corporate Transaction. Upon such Plan termination, all Stock Options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

      III.        Amendment of the Plan

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or unvested stock issuances at the time outstanding under the Plan unless the Participant or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

                  B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      IV.         Use of Proceeds

                  Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      V.          Withholding

                  The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      VI.         Regulatory Approvals

                  The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

      VII.        No Employment or Service Rights

                  Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining a Participant), which rights are hereby expressly reserved, to terminate a Participant's Service at any time for any reason, with or without cause.

                                APPENDIX to PLAN
                                ----------------


         The following definitions shall be in effect under the Plan:

                  A.  Board shall mean the Company's Board of Directors.

                  B. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

                  C. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Company is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

                  D. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

                  E. Employee shall mean an individual who is in the employ of the Company (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  F. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

                  G. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                      (ii)  such individual's voluntary resignation following
         (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than thirty percent (30%).

                  H. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Related Entity) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Related Entity) may consider as grounds for the dismissal or discharge of any Participant, Participant or other person in the Service of the Company (or any Related Entity).

                  I. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

                  J. Service shall mean the provision of services to the Company (or any Related Entity) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

                  K. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  L. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).

                                                                         ANNEX B

                             AUDIT COMMITTEE CHARTER

                                       of

                             PPI CAPITAL GROUP, INC.


         The Audit Committee is appointed by the Company's Board of Director to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market or other principal stock exchanges. The members of the Audit Committee shall be appointed by the Board.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8.       Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Review the appointment and replacement of the senior internal auditing executive, if any.

         12. Review the significant reports to management prepared by the accounting department and management's responses.

         13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         15. Obtain reports from management, the Company's senior financial executive and the independent auditor that the Company's subsidiaries and/or affiliated entities are in conformity with applicable legal requirements.

         16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and management's response to that letter. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

                  (b) Any changes required in the planned scope of the audit.

         18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Employee Handbook and/or Code of Conduct.

         20. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         21. Meet at least annually with the chief financial officer, the senior financial executive and the independent auditor in separate executive sessions.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Employee Handbook and/or Code of Conduct.

                                                                         ANNEX C

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of ___________, 2001, by and between PPI CAPITAL GROUP, INC., a Utah corporation ("PPI Capital-Utah"), and DIRECTPLACEMENT, INC., a Delaware corporation ("DirectPlacement-Delaware"). PPI Capital-Utah and DirectPlacement-Delaware are sometimes referred to as the "Constituent Corporations."

         The authorized capital stock of PPI Capital-Utah consists of two hundred million (200,000,000) shares of Common Stock, par value $0.001 per share and no shares of preferred stock. The authorized capital stock of DirectPlacement-Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of thirty million (30,000,000) shares of Common Stock, par value $0.0001 per share, and ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share.

         The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that PPI Capital-Utah merge into DirectPlacement-Delaware upon the terms and conditions herein provided.

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that PPI Capital-Utah shall merge into DirectPlacement-Delaware on the following terms, conditions and other provisions:

         1.       TERMS AND CONDITIONS.

         1.1 MERGER. PPI Capital-Utah shall be merged with and into DirectPlacement-Delaware (the "Merger"), and DirectPlacement-Delaware shall be the surviving corporation, which shall continue to exist as said surviving corporation under its present name, (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

         1.2 SUCCESSION. On the Effective Date, DirectPlacement-Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of PPI Capital-Utah, except insofar as it may be continued by operation of law, shall be terminated and cease in accordance with the provisions of the Utah Revised Business Corporation Act.

         1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.4 COMMON STOCK OF PPI CAPITAL-UTAH AND DIRECTPLACEMENT-DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of PPI Capital-Utah issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of DirectPlacement-Delaware at a ratio of 1 to 1 and (ii) each share of Common Stock of DirectPlacement-Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

         1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of PPI Capital-Utah shall be deemed for all purposes to evidence ownership of and to represent the shares of DirectPlacement-Delaware into which the shares of PPI Capital-Utah represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of DirectPlacement-Delaware evidenced by such outstanding certificate as above provided.

         1.6 DERIVATIVE SECURITIES. On the Effective Date, the Surviving Corporation will assume and continue PPI Capital-Utah's stock awards plans, if any, and the outstanding and unexercised portions of all options and/or warrants to purchase Common Stock of PPI Capital-Utah, including without limitation all options outstanding under such stock plan and any other outstanding options and/or warrants, shall be converted into options and/or warrants (as applicable) of DirectPlacement-Delaware, such that an option or warrant for shares of PPI Capital-Utah shall be converted into an option or warrant (as applicable), for shares of DirectPlacement-Delaware at a ratio of 1 to 1. No other changes in the terms and conditions of such options and/or warrants will occur. Effective on the Effective Date, DirectPlacement-Delaware hereby assumes the outstanding and unexercised portions of such options and/or warrants and the obligations of PPI Capital-Utah with respect thereto.

         2.       CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

         2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of DirectPlacement-Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         2.2 DIRECTORS. The directors of PPI Capital-Utah immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 OFFICERS. The officers of PPI Capital-Utah immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

         3.       MISCELLANEOUS.

         3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of PPI Capital-Utah such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PPI Capital-Utah and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of PPI Capital-Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 AMENDMENT. At any time before or after approval by the shareholders of PPI Capital-Utah, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of PPI Capital-Utah, the principal terms may not be amended without the further approval of the shareholders of PPI Capital-Utah) as may be determined in the judgment of the respective Board of Directors of DirectPlacement-Delaware and PPI Capital-Utah to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): (a) the Merger shall have been approved by the shareholders of PPI Capital-Utah in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and (b) PPI Capital-Utah, as sole stockholder of DirectPlacement-Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of PPI Capital-Utah to be material to consummation of the Merger shall have been obtained.

         3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either PPI Capital-Utah or DirectPlacement-Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of PPI Capital-Utah or DirectPlacement-Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of PPI Capital-Utah and DirectPlacement-Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that PPI Capital-Utah shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of PPI Capital-Utah and DirectPlacement-Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                       PPI CAPITAL GROUP, INC.


                                       By:_________________________
                                       Name:
                                       Title:


         Attest:


         -------------------------
         Name:
         Title:


                                       DIRECTPLACEMENT, INC.


                                       By:_________________________
                                       Name:
                                       Title:


         Attest:


         -------------------------
         Name:
         Title:

                                                                         ANNEX D

                                    RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                              DIRECTPLACEMENT, INC.

         FIRST: The name of the corporation shall be DirectPlacement, Inc. (hereinafter, the "Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at 2711 Centreville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name and address of the Corporation's registered agent in the State of Delaware at such address is Corporation Service Company.

         THIRD: The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: This Corporation is authorized to issue two classes of shares. The first class of shares shall be common voting shares and the total number of common shares which this corporation shall be authorized to issue is Thirty Million (30,000,000), with a par value of $0.0001 per share. The second class of shares shall be preferred shares and the total number of preferred shares which this Corporation shall be authorized to issue is Ten Million (10,000,000), with a par value of $0.0001 per share.

         The Board of Directors may determine the preferences, limitations and relative rights, to the extent permitted by the General Corporation Law of Delaware, of any class of shares of Preferred Stock before the issuance of any shares of that class, or of one or more series within a class before the issuance of any shares of that series. Each class or series shall be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The Preferred Stock of all series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those shares of the series of the same class

         FIFTH: The name and address of the Incorporator is Faith L. Zdziech, P.O. Box 1470, Wilmington, Delaware, 19899.

         SIXTH: The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation. Following are the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successor are elected and qualify: Brian M. Overstreet, 3655 Nobel Drive, Suite 540, San Diego, California 92122.

         SEVENTH: The Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

         EIGHTH: No director shall have personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit.

         NINTH: Elections of directors need not be by written ballot unless the By-laws of this corporation so provide.

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of _______ 2001.



                                       -----------------------
                                       Brian M. Overstreet
                                       President and
                                       Chief Executive Officer

                                                                         ANNEX E

                                     By-Laws
                              DirectPlacement, Inc.
                            (A Delaware Corporation)


                                     OFFICES

1. The principal place of business of the Corporation within the State of Delaware shall be located at 9th Floor, One Commerce Center, 1201 Orange Street, City of Wilmington, New Castle County, Delaware. The Corporation may also have offices at such other places as the Board of Directors may from time to time determine, or the business of the Corporation may require.

2. The registered office of the Corporation in the State of Delaware shall be located at 9th Floor, One Commerce Center, 1201 Orange Street, City of Wilmington, New Castle County, Delaware, and the name of the Registered Agent in charge thereof is T.L.M. Corporate Agents, Inc.


                             STOCKHOLDERS' MEETINGS

3. Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors from time to time.

4. An annual meeting of stockholders for the election of Directors and any other business which may properly be transacted thereat shall be held on the last day in the third month following the close of the fiscal year as established by the Board of Directors, at such place as may be designated by the Board, at ten o'clock a.m.

5. Written notice of the annual meeting shall be served upon or mailed to each stockholder entitled to vote thereon at such address as appears on the books of the Corporation at least ten (10) days prior to the meeting.

6. At least ten (10) days before every election of Directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open at the place where the election is to be held for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereto, and subject to the inspection of any stockholder who may be present.

7. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or by the President, and shall be called by the Chairman of the Board, President or Secretary at the request in writing of stockholders owning a majority in the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

8. Written notice of a special meeting of stockholders, stating the time and place and object thereto, shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation at least five (5) days before such meeting.

9. Business transacted at all special meetings shall be confined to the objects stated in the call.

10. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If; however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

11. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation or by these By-Laws a different vote is required, in which case such express provision shall govern and control the decision of such question.

12. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing date not more than three (3) years prior to said meeting, unless said instrument provides for a longer period. Each stockholder shall have one (1) vote for each share of stock having voting power, registered in his name on the books of the Corporation, and except where the transfer books of the Corporation shall have been closed on a date which shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election of Directors.

13. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate actions being taken.


                                    DIRECTORS

14. The number of Directors which shall constitute the whole Board shall be not less than three (3). The Directors shall be elected at the annual meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall quality.

Directors need not be stockholders.

15. The Directors may hold their meetings and keep the books of the Corporation outside the State of Delaware, or at such other places as they may from time to time determine.

16. If the office of any Director or Directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, a majority of the remaining Directors, though less than a quorum, shall choose a successor or successors, who shall hold office for the unexpired term in respect to which such vacancy occurred or until the next election of Directors.

17. The property and business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.


                             COMMITTEES OF DIRECTORS

18. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger of consolidation, recommending 0 the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

19. The Directors, as such, shall not receive any stated salary for their services but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board, provided that nothing herein contained shall be constituted to preclude any Director from serving the Corporation in any other capacity and a receiving compensation therefor.

20. Members of Special or Standing Committees may be allowed like compensation for attending committee meetings.

                              MEETINGS OF THE BOARD

21. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. The first meeting of each newly elected Board of Directors may also be held at such place and time as shall be fixed by the consent in writing of all of the Directors.

22. Regular meetings of the Board may be held upon two (2) days' notice at such and place, either within or without the State of Delaware, as shall from time to time be determined by the Board.

23. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President or one (1) day's notice to each Director, either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

24. At all meetings of the Board, a majority of the Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting of which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by these By-Laws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


                                     NOTICES

25. Whenever under the provisions of the statutes or of these By-Laws notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in a post office or letter box, in a postpaid sealed wrapper, addressed to such Director or stockholder at such address as appears on the books of the Corporation or, in default of other address, to such Director or stockholder at the General Post Office in the City of Wilmington, Delaware, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

26. Whenever any notice is required to be given under the provisions of the statutes or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                    OFFICERS

27. The principal officers of the Corporation shall be chosen by the Directors and shall be a Chairman of the Board, a President, a Vice President and a Secretary/Treasurer. The Board of Directors may also choose additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Two or more offices may be held by the same person, except that where the offices of the Chairman of the Board, President and Secretary are held by the same person, such person shall not hold any other office.

28. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a Chairman of the Board, a President from its members, and one or more Vice Presidents, and a Secretary/Treasurer, none of whom need be a member of the Board.

29. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

30. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

31. The officers of the Corporation shall hold office until their successors are chosen and qualified in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority or the whole Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.


                            THE CHAIRMAN OF THE BOARD

32. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation and, subject to the Board of Directors, shall be in general charge of the affairs of the Corporation. He shall preside at all meetings of the stockholders and of the Board of Directors, and by vi flue of his office, shall be a member, ex officio, of all standing committees, and shall have the general and active supervision of the affairs of the Corporation. He shall also have general charge and supervision of the public relations of the Corporation.


                                  THE PRESIDENT

33. Subject to the Chairman of the Board of Directors, the Board itself and the Executive Committee, if one is created by the Board, the President shall be the Chief Operating Officer of the Corporation and shall have the general and active day-to-day management of the business of the Corporation as his primary duty. He shall keep the Board of Directors and the Chairman of the Board fully informed and shall freely consult with them concerning the business of the Corporation in his charge. He shall see that all orders and resolutions of the Board are carried into effect.

34. He or the Chairman of the Board shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officers or agents of the Corporation.

                                 VICE PRESIDENTS

35. The Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.


                     THE SECRETARY AND ASSISTANT SECRETARIES

36. The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the Standing Committee when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

37. The Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe.


                     THE TREASURER AND ASSISTANT TREASURERS

38. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

39. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Directors, at the regular meetings of the Board whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

40. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

41. The Assistant Treasurers, in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall prescribe.


                              CERTIFICATES OF STOCK

42. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. If any stock certificate is signed (I) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such officer may be facsimile.


                                TRANSFER OF STOCK

43. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.


                            CLOSING OF TRANSFER BOOKS

44. The Board of Directors shall have power to close the stock transfer books of the Corporation for a period of not exceeding fifty, (50) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty (50) days in connection with obtaining the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books, as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of; and to vote at, any such meeting, and any adjournment thereof; or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of; and to vote at, such meeting and any adjournment thereof; or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.


                             REGISTERED STOCKHOLDERS

45. The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof; and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof; except as otherwise provided by the laws of the State of Delaware.


                                LOST CERTIFICATE

46. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof; require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.


                                    DIVIDENDS

47. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

48. Before payment of any dividend, there may be set aside out of the funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify' or abolish any such reserve in the manner in which it was created.


                           DIRECTORS' ANNUAL STATEMENT

49. The Board of Directors shall present at each annual meeting and when called for by vote of the stockholders at any special meeting of stockholders, a full and clear statement of the business and condition of the Corporation.


                                     CHECKS

50. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.


                                   FISCAL YEAR

51. The fiscal year shall begin on January 1 of each calendar year, and end on December 31 of that year, provided, however, that the first fiscal year of the Corporation shall commence on the l3th day of May, 1999, which was the effective date of the incorporation of the Corporation.


                                      SEAL

52. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile to be impressed or affixed or reproduced or otherwise.

                                   AMENDMENTS

53. These By-Laws may be altered or repealed at any regular or special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed alteration or repeal be contained in the notice of such special meeting; provided, however, that no change of the time or place of the meeting for the election of Directors shall be made within sixty (60) days next before the date on which such meeting is to be held, and that in case of any change of such time or place, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address at least twenty (20) days before the meeting is held.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

54. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, as follows:

         (a) If the action, suit or proceeding is not by or in the right of the Corporation:

                  (1) against expenses (including attorneyst fees) actually and reasonably incurred by him in connection therewith to the extent that he has been successful on the merits or otherwise in defense of such action, suit or proceeding, or of any claim, issue or matter therein; and

                  (2) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection therewith if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself; create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful;

         (b)      if the action, suit or proceeding is by or in the right of the
Corporation:

                  (1) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith to the extent that he has been successful on the merits or otherwise in defense of such action, suit or proceeding, or of any claim, issue or matter therein; and

                  (2) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense of settlement thereof if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that the Court of Chancery of the State of Delaware or the Court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.


                    INDEMNIFICATION PROCEDURE TO BE FOLLOWED

55. Any indemnification under Paragraph 54(a)(2) or (b)(2) (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in said Paragraph 54(a)(2) or (b)(2) above. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to action, suit or proceeding; or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion; or (c) by the stockholders. In the absence of a determination that indemnification is proper as aforesaid, the Director or officer may apply to the Court of Chancery of the State of Delaware or the court in which the action, suit or proceeding was brought, which shall determine whether the Director or officer has met the applicable standard of conduct set forth in such Paragraph 54(a)(2) or (b)(2). If the court shall determine that he has, indemnification shall be made under such Paragraph 54(a)(2) or (b)(2).


                 PAYMENT OF INDEMNIFICATION EXPENSES IN ADVANCE

56. Expenses incurred in defending an action, suit or proceeding referred to in Paragraph 54 hereof may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, by the stockholders or by a court in the manner provided in Paragraph 55 hereof; upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in Paragraph 54 hereof


                          OTHER INDEMNIFICATION RIGHTS

57. The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, agreement, vote of stockholders or disinterested Directors, or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

                            INDEMNIFICATION INSURANCE

58. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation or who is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these By-Laws.

                                                                         Annex F

                     Utah's Revised Business Corporation Act
                          SECTION 1301-1331 OF PART 13
                           PART 13. DISSENTERS' RIGHTS

16-10A-1301 DEFINITIONS. For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7)  "Shareholder" means the record shareholder or the beneficial shareholder.

16-10A-1302 RIGHT TO DISSENT.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

     (a) consummation of a plan of merger to which the corporation is a party if:

          (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

          (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2). C-1

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to vote;

     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

     (c)  cash in lieu of fractional shares; or

     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares; or

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16.10A-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters'; rights as to shares held on his behalf only if:

     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10A-1320 NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a- 1302 is authorized without a meeting of shareholders pursuant to
     Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10A-1321 DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

     (b)  may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenter's rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
     Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under
     Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10A-1322 DISSENTER'S NOTICE.

If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(1) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

     (g)  be accompanied by a copy of this part.

16-10A-1323 PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

     (a) cause the corporate to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)d, duly completed, or may be stated in another writing;

     (b) deposit certificates for his certified for his certificated shares in accordance with the terms of the dissenters' notice; and

     (c)  if required by the corporation in the dissenters' notice described in
          Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324 UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326. (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10A-1325 PAYMENT.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has compiled with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2)  Each payment made pursuant to Subsection (1) must be accompanied by:

     (a)  (i)  (A)  the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

               (B)  an income statement for that year;

               (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

               (D)  the latest available interim financial statements, if any;

                    (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

     (b) statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

     (c) statement of the dissenter's right to demand payment under Section 16-10a-1328; and

     (d)  copy of this part.


16-10A-1326 FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 116-10a-1323 share thereafter have all rights of a shareholder is if no demand for payment had been made. (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10A-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before the date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10A-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(1) dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimate amount, plus interest, less any payment made under Section 16-10a-1325, if:

     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restriction imposed on uncertificated shares as required by Section 16-10a-1326.

(2) dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for this shares.

16-10A-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTIONS.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and a16-10a-1328,
     whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) the jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5)  each dissenter made a party to the proceeding commenced under Subsection
     (2) is entitled to judgment:

     (a) or the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

     (b) or the fair value, plus interest, of the dissenters' after-acquired shares for which the corporation elected to withhold payment under
          Section 16-10a-1327.

16-10A-1331 COURT COSTS AND COUNSEL FEES.

(1) the court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2) the court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable.

     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (c) if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

PPI CAPITAL GROUP, INC.                                                    PROXY
                             PPI CAPITAL GROUP, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES ([FOR] [WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN]) NEXT TO EACH OF THE FOUR (4) PROPOSALS

         The undersigned hereby appoint(s) Brian M. Overstreet as a proxy (the "Proxy") for the undersigned, with the power of substitution and resubstitution to vote any and all shares of capital stock of PPI Capital Group, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on November 21, 2001, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of and proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NO. 1, 2, 3 AND 4.

1.       ELECTION OF DIRECTORS
         ---------------------

                  VOTE

[ ] FOR ALL nominees listed below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

[ ]               ABSTAIN

Brian M. Overstreet, Robert F. Kyle, William John Jackson, Paul Kupferstein and John Ramsey.

2.       APPROVAL OF THE 2001 STOCK PLAN
         -------------------------------

[ ]               FOR the Approval of the 2001 Stock Plan

[ ]               AGAINST

[ ]               ABSTAIN

3.       RATIFICATION OF THE SELECTION OF NATION SMITH HERMES DIAMOND AS
         ---------------------------------------------------------------
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2001.
--------------------------------------------------------------------

[ ]               FOR the ratification of the selection of Nation Smith Hermes
                  Diamond.

[ ]               AGAINST

[ ]               ABSTAIN


4.       REINCORPORATION OF THE COMPANY FROM THE STATE OF UTAH TO THE STAE OF
         --------------------------------------------------------------------
DELWARE.
--------

[ ] FOR the reincorporation of the Company from the State of Utah to the State of Delaware.

[ ]               AGAINST

[ ]               ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE FIVE (5) NOMINEES NAMED IN ITEM 1, (2) FOR THE APPROVAL OF THE 2001 STOCK PLAN IN ITEM 2,
(3) FOR THE RATIFICATION OF THE SELECTION OF NATION SMITH HERMES DIAMOND AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2001 IN ITEM 3,
(4) FOR THE REINCORPORATION OF THE COMPANY FROM THE STATE OF UTAH TO THE STATE OF DELAWARE AND (5) IN THE DISCRETION OF THE PROXY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         In his discretion, _______________ (or his substitute (s)) is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PPI CAPITAL GROUP, INC.


                                       Dated:___________________________________



                                       -----------------------------------------
                                       Signature



                                       -----------------------------------------
                                       Signature if jointly owned:



                                       -----------------------------------------
                                       Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE